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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                 ______________



      Date of Report (Date of earliest event reported): November 28, 2000



                              CuraGen Corporation
            (Exact name of registrant as specified in its charter)


    Delaware                        0-23223                  06-1331400
----------------                 -------------            ---------------
(State or other                   (Commission              (IRS Employer
jurisdiction of                   File Number)           Identification No.)
incorporation)


                       555 Long Wharf Drive, 11th Floor
                         New Haven, Connecticut 06511
                       --------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (203) 401-3330


                  __________________________________________
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ITEM 5.   OTHER EVENTS.

     On November 28, 2000, the Registrant publicly disseminated a press release announcing that the Registrant and Abgenix, Inc. have entered into a restated collaboration agreement to develop and commercialize genomics-based antibody drugs using XenoMouse technology and the Registrant's suite of functional genomic technologies. Under the terms of the agreement, the Registrant will sell 1,441,442 shares of the Registrant's common stock at a purchase price of $34.68 to Abgenix. In addition, all of the shares of the Registrant's common stock owned by Abgenix, including shares previously purchased, will be subject to a one-year lock-up agreement. The Registrant's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1 - Press Release dated November 28, 2000.

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CURAGEN CORPORATION
                                     (Registrant)



Date:  November 28, 2000             By: /s/ David Wurzer
                                         -----------------
                                         Executive Vice President and
                                         Chief Financial Officer

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